(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 15, 2022 to the Prospectus dated November 28, 2021
Effective November 28, 2022, the percentage of Fund assets which may be invested in securities issued by foreign issuers has increased from 15% to 25%. Accordingly, the following sections of the Fund’s Prospectus have been revised to include updated information.

The first paragraph in the section entitled “Principal Investment Strategies” on page 2 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights, Real Estate Investment Trusts (“REITs”), and other securities that are convertible into equity securities. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements of up to 33-1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of July 31, 2021, 38.2% of the Fund’s net assets were invested in securities of issuers within the information technology sector.

The first paragraph in the section entitled “Principal Investment Strategies” on page 8 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments such as partnership interests, limited liability company interests, business trust shares and rights, REITs, and other securities that are convertible into equity securities. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, including in ADRs, EDRs, GDRs, and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements up to 33-1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund will bear any expenses associated with securities lending arrangements (such expenses are not reflected in the fee table of the section entitled "Summary Section - Fees and Expenses of the Fund" in this Prospectus). The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of July 31, 2021, 38.2% of the Fund’s net assets were invested in securities of issuers within the information technology sector.

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Please retain this Supplement with your Prospectus.

(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 15, 2022 to the Statement of Additional Information (“SAI”) dated November 28, 2021
Effective November 28, 2022, the percentage of Fund assets which may be invested in securities issued by foreign issuers has increased from 15% to 25%. Accordingly, the following section of the Fund’s SAI has been revised to include updated information.

In the section entitled “INVESTMENT POLICIES AND RISKS” beginning on page B-2 of the Fund’s SAI, the first paragraph under the sub-heading entitled “Foreign Securities” is hereby deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market for the company’s securities is located, and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

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Please retain this Supplement with your SAI.